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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 8, 2024
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Anywhere Real Estate Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Anywhere Real Estate Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Anywhere Real Estate Inc.	Common Stock, par value $0.01 per share	HOUS	New York Stock Exchange
Anywhere Real Estate Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 1.01.	Entry into a Material Definitive Agreement.
On February 8, 2024, Anywhere Real Estate Inc. (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Angelo Gordon & Co., L.P. (“Angelo Gordon”) and certain affiliated investors (together with Angelo Gordon, the “Investor Parties”) regarding the composition of the Company’s board of directors (the “Board”) and related matters.
Pursuant to the Cooperation Agreement, the Company agreed to appoint Joseph Lenz to the Board as an independent director, effective as of February 13, 2024, for an initial term expiring at the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”). The Company also agreed to include Mr. Lenz on the Company’s slate of director nominees for election at the 2024 Annual Meeting and the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), and recommend that the Company’s stockholders vote in favor of Mr. Lenz’s election at the 2024 Annual Meeting and 2025 Annual Meeting. The term of the Cooperation Agreement ends on the date that is the later of (x) the earlier of (A) 30 days prior to the director nomination deadline for the 2025 Annual Meeting pursuant to the sixth amended and restated bylaws and (B) the date that is 120 days prior to the first anniversary of the 2024 Annual Meeting, and (y) ten days after the date on which Mr. Lenz ceases to serve on the Board (the “Cooperation Period”).

Under the terms of the Cooperation Agreement and during the Cooperation Period, the Investor Parties have agreed to vote all of their shares of the Company’s common stock (and the shares of their affiliates) in favor of specified matters. The Investor Parties also have agreed to certain customary standstill restrictions during the Cooperation Period. The Company and the Investor Parties have also agreed to certain mutual non-disparagement and confidentiality obligations.

The foregoing summary of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the Cooperation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth in Item 1.01 is incorporated into this Item 5.02 by reference.
On February 8, 2024, the Board increased the number of members of the Board from 12 to 13 and appointed Mr. Lenz, age 35, to serve as a director of the Company and the board of managers of the Company’s indirect wholly owned subsidiary, Anywhere Real Estate Group LLC, effective as of February 13, 2024. Mr. Lenz will serve for an initial term expiring at the 2024 Annual Meeting or until his earlier resignation or removal.

The Board has determined that Mr. Lenz is an independent director according to New York Stock Exchange listing standards and the Company’s Corporate Governance Guidelines. Mr. Lenz was not initially appointed to any committee of the Board and will not receive any compensation from the Company for his service as a member of the Board.

Other than the Cooperation Agreement, there are no arrangements or understandings between Mr. Lenz and any other person pursuant to which he was elected as a director of the Company. On August 24, 2023, the Company completed debt exchange transactions under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which the Company and its consolidated subsidiaries, including Anywhere Intermediate Holdings LLC and Anywhere Real Estate Group LLC, issued $218 million of 7.00% Senior Secured Second Lien Notes due 2030 to funds managed by Angelo Gordon, in exchange for $273 million of the Company’s 5.75% Senior Notes due 2029 and 5.25% Senior Notes due 2030, pursuant to an exchange agreement dated July 25, 2023. The Company paid Angelo Gordon an aggregate of $2.63 million in structuring fees and expense reimbursement in connection with the debt exchange transactions. Mr. Lenz is a Managing Director and the Co-Head of Research of Credit Solutions at Angelo Gordon, which is a signatory to the Cooperation Agreement. The Company is not aware of any other transaction with Mr. Lenz that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.
The following information is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as shall be expressly set forth by specific reference in such filing.
On February 8, 2024, the Company issued a press release with respect to the matters described in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
10.1	Cooperation Agreement, dated as of February 8, 2024, by and among Anywhere Real Estate Inc., Angelo Gordon & Co., L.P. and certain affiliated investors.
99.1	Press Release, dated February 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE INC.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: February 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: February 8, 2024

EXHIBIT INDEX

Exhibit No.	Description
10.1	Cooperation Agreement, dated as of February 8, 2024, by and among Anywhere Real Estate Inc., Angelo, Gordon & Co., L.P. and certain affiliated investors.
99.1	Press Release, dated February 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).